 JOINT FILER INFORMATION

NAME:                         Frost Alpha Investments Trust
ADDRESS:                        4400 Biscayne Blvd
                                Miami, FL 33137

Designated Filer:                Phillip Frost, M.D.

Issuer and Ticker Symbol:         IVAX CORPORATION

Date of Event Requiring
Statement:                        August 1, 2003

FROST ALPHA INVESTMENTS TRUST

        by:          /s/ Phillip Frost, M.D.
                Phillip Frost, M.D., Trustee

JOINT FILER INFORMATION

NAME:                         Frost Gamma Investments Trust
ADDRESS:                        4400 Biscayne Blvd
                                Miami, FL 33137

Designated Filer:                Phillip Frost, M.D.

Issuer and Ticker Symbol:         IVAX CORPORATION.

Date of Event Requiring
Statement:                        August 1, 2003

FROST GAMMA INVESTMENTS TRUST

        by:          /s/ Phillip Frost, M.D.
                Phillip Frost, M.D., Trustee

JOINT FILER INFORMATION

NAME:                         Frost-Nevada Investments Trust
ADDRESS:                        4400 Biscayne Blvd
                                Miami, FL 33137

Designated Filer:                Phillip Frost, M.D.

Issuer and Ticker Symbol:         IVAX CORPORATION

Date of Event Requiring
Statement:                        August 1, 2003

FROST-NEVADA INVESTMENTS TRUST

        by:          /s/ Phillip Frost, M.D.
                Phillip Frost, M.D., Trustee

JOINT FILER INFORMATION

NAME:                         Frost Phi Investments Trust
ADDRESS:                        4400 Biscayne Blvd
                                Miami, FL 33137

Designated Filer:                Phillip Frost, M.D.

Issuer and Ticker Symbol:         IVAX CORPORATION

Date of Event Requiring
Statement:                        August 1, 2003

FROST PHI INVESTMENTS TRUST

        by:          /s/ Phillip Frost, M.D.
                Phillip Frost, M.D., Trustee